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                                                                   Exhibit 10.18


                             RESTRUCTURING AGREEMENT

                                   DATED AS OF

                                  APRIL 9, 2004

                                  BY AND AMONG

                  KH LLC, A DELAWARE LIMITED LIABILITY COMPANY,

                  CELERITY GROUP, INC., A DELAWARE CORPORATION,

                  KINETICS GROUP, INC., A DELAWARE CORPORATION,

                 CELERITY GROUP, INC., A CALIFORNIA CORPORATION,

            KINETICS CHEMPURE SYSTEMS, INC., AN ARIZONA CORPORATION,

   FTS SYSTEMS, INC. (f/k/a KINETICS THERMAL SYSTEMS), A NEW YORK CORPORATION,

                KINETIC SYSTEMS, INC., A CALIFORNIA CORPORATION,

              KINETIC SYSTEMS CARIBE, INC., A DELAWARE CORPORATION,

          KINETIC SYSTEMS INTERNATIONAL, INC., A CALIFORNIA CORPORATION

                        TENNENBAUM CAPITAL PARTNERS, LLC,

                    ARES CORPORATE OPPORTUNITIES FUND, L.P.,

                    ARES LEVERAGED INVESTMENT FUND II, L.P.,

                               ARES III CLO, LTD.,

                               ARES IV CLO, LTD.,

                               ARES VII CLO LTD.,

                               ARES VIII CLO LTD.,

                          ARES TOTAL VALUE FUND, L.P.,

                    SPECIAL VALUE ABSOLUTE RETURN FUND, LLC,

                          SPECIAL VALUE BOND FUND, LLC,

                        SPECIAL VALUE BOND FUND II, LLC,

             J.B. FUQUA FAMILY CHARITABLE LEAD ANNUITY TRUST - 2000,

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

                        MIDOCEAN CAPITAL INVESTORS, L.P.,

                   MIDOCEAN CELERITY INVESTMENT PARTNERS, LP,

                             BEHRMAN CAPITAL III LP,

                      STRATEGIC ENTREPRENEUR FUND III L.P.,

                           GRYPHON PARTNERS II, L.P.,

                          GRYPHON PARTNERS II-A, L.P.,

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         THIS RESTRUCTURING AGREEMENT (this "Agreement"), dated as of April 9,
2004, is entered into by and among (1) KH LLC, a Delaware limited liability company ("KH LLC"); (2) Celerity Group, Inc., a Delaware corporation, f/k/a Kinetics Holdings Corporation ("Holdings"), Kinetics Group, Inc., a Delaware corporation ("KGI"), Celerity Group, Inc., a California corporation ("Celerity"), Kinetics Chempure Systems, Inc., an Arizona corporation ("Chempure"), FTS Systems, a New York corporation ("KTS") (Holdings, KGI, Celerity, Chempure, and KTS, collectively, the "Celerity Group"); (3) Kinetic Systems, Inc., a California corporation ("KSI"), Kinetic Systems Caribe, Inc., a Delaware corporation ("KSB"), Kinetic Systems International, Inc., a California corporation ("KSI International" and together with KSI and KSB, collectively, the "KSI Group"); (4) Tennenbaum Capital Partners, LLC ("TCP"), Ares Corporate Opportunities Fund, L.P. ("ACOF"), Ares Leveraged Investment Fund II, L.P. ("Ares II"), Ares III CLO, Ltd. ("Ares III"), Ares IV CLO, Ltd. ("Ares IV"), Ares VII CLO Ltd., ("Ares VII"), Ares VIII CLO Ltd. ("Ares VIII"), Ares Total Value Fund, L.P. ("AVTF"), Special Value Absolute Return Fund, LLC ("SVAR"), Special Value Bond Fund, LLC ("SVBF"), Special Value Bond Fund II, LLC ("SVBF II"), J.B. Fuqua Family Charitable Lead Annuity Trust -- 2000 ("J.B. Fuqua"), Massachusetts Mutual Life Insurance Company, ("Mass Mutual"), MidOcean Celerity Investment Partners, L.P. ("MidOcean"), MidOcean Capital Investors, L.P. ("MidOcean Investors"), Behrman Capital III LP ("Capital III"), Strategic Entrepreneur Fund III L.P., (together with Capital III, "Behrman") and Gryphon Partners II, L.P. ("Gryphon II"), Gryphon Partners II-A, L.P. (together with Gryphon II, "Gryphon"). Each of the foregoing parties are referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

         WHEREAS, the Parties have determined that a split of the Celerity Group business and the KSI Group business is in the mutual best interests of the Parties as well as the potential underwritten initial public offering of common stock of Holdings (the "Holdings IPO") would be in their mutual best interests and in the best interests of the other stakeholders of Holdings;

         WHEREAS, the Parties have concluded that a series of financing, capital and corporate restructuring transactions (collectively, the "Restructuring") are necessary to facilitate the split and the Holdings IPO, all as set forth more specifically herein and in the term sheet attached to this Agreement as Exhibit A (the "Term Sheet") ;

         WHEREAS, simultaneous with the execution of this Agreement, the Parties, together with additional stakeholders of the Celerity Group and the KSI Group, are entering into a number of agreements and completing a series of transactions constituting a portion of the Restructuring (collectively, the "Phase I Restructuring"), all as set forth more specifically in Article II of this Agreement;

         WHEREAS, the Parties are proceeding with the Phase I Restructuring in partial reliance upon their mutual commitment to use their respective best efforts to complete the balance of the Restructuring (collectively, the "Phase II Restructuring"), by completing the additional transactions and entering into the additional related agreements contemplated by Article III of this Agreement; and

         WHEREAS, the Parties desire, as a condition to the completion of the Phase I Restructuring, to memorialize their respective good faith intentions and obligations to use their

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respective commercially reasonable efforts to complete the Phase II
Restructuring substantially in accordance with the terms set forth in Article III by entering into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below.

         "Abandonment Agreement" has the meaning set forth in Section
2.3(c)(ii).

         "ACOF" has the meaning set forth in the preamble.

         "ATVF" has the meaning set forth in the preamble.

         "Amended and Restated TCP Purchase Agreement" has the meaning set forth in Section 2.3(b)(i).

         "Amended and Restated Securities Purchase Agreement" means the Amended and Restated Securities Purchase Agreement dated as of April 2, 2004 by and among KGI, KHC, KSI, ACOF, SVAR, SVBF, SVBF II, MidOcean Investors, Berhman and Gryphon that memorializes certain rights and understandings with respect to the senior subordinated notes due 2006 issued by KGI and warrants issued in connection therewith.

         "Ares Current Holders" means Ares II, Ares VII and Ares VIII.

         "Ares Purchasers" means Ares III, Ares IV and Ares ATV.

         "Ares II" has the meaning set forth in the preamble.

         "Ares III" has the meaning set forth in the preamble.

         "Ares IV" has the meaning set forth in the preamble.

         "Ares VII" has the meaning set forth in the preamble.

         "Ares VIII" has the meaning set forth in the preamble.

         "Assignment Agreement" has the meaning set forth in Section 2.3(c)(i).

         "Behrman" has the meaning set forth in the preamble.

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         "Behrman Note" means the Capital Call Note held by Behrman in the original principal amount of $4,581,270.74.

         "Bridge Contribution Agreement" has the meaning set forth in Section
2.2.

         "Bridge Instruments" means those certain 12.5% Junior Subordinated Notes issued by KGI in favor of the Bridge Instrumentholders, each dated July 17, 2003.

         "Bridge Instrumentholders" means each registered holder of the Bridge Instruments, together with their successors and registered assigns.

         "Bridge Instrument Exchange Option Agreement" has the meaning set forth in Section 2.4(c)(vii).

         "Capital III" has the meaning set forth in the preamble.

         "Capital Call Exchange Agreement" has the meaning set forth in Section 2.4(c)(iii).

         "Capital Call Notes" means those certain 15% Convertible Senior Subordinated Notes dated June 6, 2003 and issued by Holdings to the Capital Call Noteholders in the original principal amount of $10,000,000.

         "Capital Call Noteholders" means collectively MidOcean Investors and Behrman.

         "Celerity" has the meaning set forth in the preamble.

         "Celerity Group" has the meaning set forth in the preamble.

         "Celerity Merger" has the meaning set forth in Section 3.3.

         "Chempure" has the meaning set forth in the preamble.

         "Contributions and Exchanges" has the meaning set forth in Section 2.4(c).

         "Contributing Optionees" has the meaning set forth in Section
2.4(c)(v).

         "Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of December 10, 2002, by and among Holdings, KGI, as the "Borrower", the Guarantors party thereto, The Bank of Nova Scotia, as Administrative Agent, Collateral Agent and Documentation Agent, Bankers Trust Company, as Syndication Agent, Deutsche Bank Securities, Inc., as Lead Arranger and Book Manager, Banc One Capital Markets, Inc., as Co-Arranger and various Lenders party thereto, as may be amended, supplemented, amended and restated or otherwise modified from time to time.

         "First Seller Note" means that certain First 11% Junior Subordinated Note dated August 30, 2000 in the original principal amount of $25,000,000, issued by Holdings in favor of United States Filter.

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         "Governmental Authority" means the government of the United States or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any federal or other association of or with which any such nation may be a member or associated) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Gryphon" has the meaning set forth in the preamble.

         "Gryphon II" has the meaning set forth in the preamble.

         "Holdings" has the meaning set forth in the preamble.

         "Holdings IPO" has the meaning set forth in the first recital.

         "Holdings Merger" has the meaning set forth in Section 2.4(b).

         "J.B. Fuqua" has the meaning set forth in the preamble.

         "KGI" has the meaning set forth in the preamble.

         "KGI Contributions" has the meaning set forth in Section 2.5.

         "KH LLC" has the meaning set forth in the preamble.

         "KSB" has the meaning set forth in the preamble.

         "KSI" has the meaning set forth in the preamble.

         "KSI Bridge Instruments" has the meaning set forth in Section 2.2.

         "KSI Group" has the meaning set forth in the preamble.

         "KSI Mezzanine Purchase Agreement" has the meaning set forth in Section 3.6(a).

         "KSI Note" has the meaning set forth in Section 2.5.

         "KSI Spin-Off" has the meaning set forth in Section 2.6.

         "KSI TCP Purchase Agreement" has the meaning set forth in Section
3.6(b).

         "KTS" has the meaning set forth in the preamble.

         "March Bridge" means the $5 million bridge financing to Celerity evidenced by the 30 day subordinated secured note and security agreement, each dated as of March 8, 2004 between Celerity and certain shareholders of Holdings, and the guaranty of KSI in favor of lenders under the March Bridge.

         "Mass Mutual" has the meaning set forth in the preamble.

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         "Merger Sub" has the meaning set forth in Section 2.4(b).

         "Merger Agreement" has the meaning set forth in Section 2.4(b).

         "Mezzanine1 Loans" means loans in the aggregate principal amount of $5,000,000 under the Amended and Restated Securities Purchase Agreement that are transferred from Holdings (as successor by merger with KGI) to KSI as part of the transactions contemplated by Section 3.6(a).

         "Mezzanine Notes" shall mean the notes evidencing the loans made pursuant to the Amended and Restated Securities Purchase Agreement.

         "Mezzanine Purchase Option Agreement" has the meaning set forth in
Section 2.3(c)(iv).

         "Mezzanine Purchasers" means those purchasers of the notes issued by KGI pursuant to the Amended and Restated Securities Purchase Agreement.

         "Mezzanine Warrants" shall mean the "Warrants," as defined in the Original Mezzanine Purchase Agreement.

         "MidOcean" has the meaning set forth in the preamble.

         "MidOcean Investors" has the meaning set forth in the preamble.

         "MidOcean Note" means the Capital Call Note held by MidOcean Investors in the original principal amount of $5,379,446.92.

         "New KSI Revolver" has the meaning set forth in Section 3.6(a)(iii).

         "New Second Lien Notes" means those promissory notes issued by Holdings in favor of the TCP Purchasers pursuant to the Amended and Restated TCP Purchase Agreement.

         "Option Exchange Agreement" has the meaning set forth in Section 2.4(c)(v).

         "Original Mezzanine Loan Facility" means the aggregate senior subordinated loans made to KGI by the Original Mezzanine Purchasers in an original aggregate principal amount of $70,000,000.

         "Original Mezzanine Notes" means the aggregate senior subordinated notes issued by KGI to the Original Mezzanine Purchasers in an original aggregate principal amount of $70,000,000.

         "Original Mezzanine Purchase Agreement" means that certain Securities Purchase Agreement, dated as of August 30, 2000, by and among Holdings, KGI, as "Borrower," and the Original Mezzanine Purchasers, as may be amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof.

         "Original Mezzanine Purchasers" means collectively J. H. Whitney Mezzanine Fund, L.P., J. H. Whitney Market Value Fund, L.P., The Northwestern Mutual Life Insurance Company, Albion Alliance Mezzanine Fund, L.P., Albion Alliance Mezzanine Fund II, L.P.,

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GoldenTree High Yield Opportunities I L.P., GoldenTree High Yield Master Fund,
Ltd. and DB Structured Products, Inc., f/k/a Deutsche Banc Sharps Pixley Inc., SVAR, SVBF and SVBF II.

         "Parties" has the meaning set forth in the preamble.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Phase I Restructuring" has the meaning set forth in the third recital.

         "Phase II Restructuring" has the meaning set forth in the fourth recital.

         "Registration Statement" has the meaning set forth in Section 3.1.

         "Restructuring" has the meaning set forth in the second recital.

         "Restructuring Document" has the meaning set forth in Section 5.1.

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

         "Second Lien Notes" means those senior secured notes issued pursuant to the Amended and Restated TCP Purchase Agreement.

         "Second Seller Note" means that certain Second 11% Convertible Junior Subordinated Note dated August 30, 2000 in the original principal amount of $25,000,000, issued by Holdings in favor of United States Filter.

         "Senior Bank Purchase Option Agreement" has the meaning set forth in
Section 2.3(a)(ii).

         "Senior Lenders" means collectively The Bank of Nova Scotia, Bankers Trust Company, Deutsche Bank Securities, Inc., Banc One Capital Markets, Inc., and various Lenders to the Credit Agreement, together with their successors and registered assigns.

         "Senior Loan Facility" means the aggregate loans and facility made by the Senior Lenders to KGI in an aggregate original principal amount of $260,000,000.

         "Shareholders Agreement" has the meaning set forth in Section 2.4(d).

         "Strategic Note" means the Capital Call Note held by Strategic Entrepreneur Fund III, L.P. in the original principal amount of $39,282.34.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in

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which such Person and/or one or more Subsidiaries of such Person has more than a
50% equity interest at the time.

         "SVAR" has the meaning set forth in the preamble.

         "SVBF" has the meaning set forth in the preamble.

         "SVBF II" has the meaning set forth in the preamble.

         "TCP" has the meaning set forth in the preamble.

         "TCP/Mezzanine Exchange Agreement" has the meaning set forth in Section 2.4(c)(iv).

         "TCP Purchase Agreement" means that certain Purchase Agreement, dated as of September 26, 2003 by and among Holdings, KGI, as the "Borrower," the Guarantors party thereto, the TCP Purchasers and Tennenbaum Capital Partners, LLC, as collateral agent for the TCP Purchasers, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "TCP Purchasers" means SVAR, SVBF, SVBF II, the Ares Purchasers, J.B. Fuqua and Mass Mutual.

         "TCP Purchase Option Agreement" has the meaning set forth in Section 2.3(b)(ii).

         "TCP Warrants" shall mean the "Tennenbaum Warrants," as defined in the TCP Purchase Agreement.

         "TCP1 Notes" means the Second Lien Notes in the aggregate principal amount of $50,000,000 that will be transferred from KGI to KSI as part of the transactions contemplated by Section 3.6(b).

         "Term Sheet" has the meaning set forth in the second recital.

         "Transaction Documents" means, collectively, this Agreement (including all exhibits and schedules hereto) and all other agreements exhibited to this Agreement or contemplated herein to be entered into in respect of the Restructuring.

         "Transactions" means the execution, delivery and performance by each Party of, and all other transactions contemplated by, the Transaction Documents.

         "United States Filter" means United States Filter Corporation, a Delaware corporation.

         "United States Filter Exchange Agreement" has the meaning set forth in
Section 2.4(c)(ii).

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                                   ARTICLE II

                              PHASE I RESTRUCTURING

         SECTION 2.1 PLAN AND INTENTION.

                  (a) Simultaneous with the execution of this Agreement the Parties are executing and delivering each of the agreements identified in this
Article II and effecting the transactions contemplated by such agreements. Each of the agreements required to be delivered and each of the transactions contemplated by such agreements and this Article II are being entered into and/or performed on the understanding that all of such agreements will be executed and delivered and all such transactions performed as required herein and therein, and the failure of any one step shall relieve the Parties of their obligations to deliver the agreements identified in this Article II or to proceed with any of the transactions contemplated by such agreements or this
Article II. Each Party is entering into each such agreement on the understanding and expectation that the Parties shall in good faith negotiate with the other Parties in an effort to reach agreement on a version of each of the agreements identified in Article III that will be acceptable to each party to each such agreement and shall use commercially reasonable efforts to execute and deliver such agreements expeditiously upon such agreement and to cause the transactions contemplated by such executed agreements to occur as promptly as practicable (it being understood among the Parties that "best effort" and commercially reasonable efforts" for purposes of this Agreement shall not require any Party to agree to any agreement or provision: (1) that is not reasonable and customary with respect to such a party in a similar circumstance (except to the extent that such agreement or provision is set forth in this Agreement or the Term Sheet), (2) that conflicts with or in inconsistent with this Agreement (including the Term Sheet) or (3) that requires such Party to contribute or lend additional funds to the Celerity Group or the KSI Group other than pursuant to a definitive document expressly contemplated under this Agreement and acceptable to such Party). References in the Phase I Restructuring to definitive agreements shall refer to the forms of such agreements substantially in the form of those documents marked "final" with the consent of the parties thereto as of the date hereof.

                  (b) To the extent that there is any conflict between this Agreement and any definitive agreement referenced herein and executed by the parties thereto, the terms of such executed, definitive agreement shall prevail.

         SECTION 2.2 CONTRIBUTION OF BRIDGE INSTRUMENTS. Simultaneous with the execution of this Agreement, the Bridge Instrumentholders have executed and delivered an agreement (the "Bridge Contribution Agreement") pursuant to which the Bridge Instrumentholders shall contribute the Bridge Instruments to KSI in exchange for issuance by KSI to the Bridge Instrumentholders of Junior Subordinated Instruments, in form and substance similar to Exhibit A to the Bridge Contribution Agreement (collectively, the "KSI Bridge Instruments"). The Bridge Instrumentholders, KSI and KGI also shall have executed and delivered a side letter which provides each Bridge Instrumentholder with the right to rescind its contribution of the Bridge Instruments to KSI in the event that the Holdings IPO does not occur on or before June 30, 2004; provided that if the Bridge Instrumentholders exercise their rescission right, then no later than two days prior to the consummation of a Holdings IPO that occurs after June 30, 2004,

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the Bridge Instrumentholders shall recontribute the Bridge Instruments to KSI if the Phase II Restructuring is consummated on or prior to the consummation of the Holdings IPO.

         SECTION 2.3 FINANCING TRANSACTIONS.

                  (a) SENIOR LOAN FACILITY. Contemporaneous with the execution of this Agreement, the Celerity Group and the KSI Group shall effect a restructuring of the Senior Loan Facility as follows:

                           (i) Amendment No. 7 to the Credit Agreement shall be
executed by all parties thereto and be delivered to Holdings and KGI.

                           (ii) KSI and the other parties thereto shall have
executed a purchase option agreement in favor of the Senior Lenders (the "Senior Bank Purchase Option Agreement"). The purposes of the Senior Bank Purchase Option Agreement will be, among other things, to establish the financial covenants applicable to the KSI Group on a stand-alone basis following the KSI Spin-Off and to grant an option in favor of the Senior Lenders that provides for the Senior Lenders to require KSI to purchase KGI's obligations outstanding under the Senior Loan Facility in the event of an Event of Default (as defined in the Senior Bank Purchase Option Agreement).

                  (b) TCP AGREEMENTS. Contemporaneous with the execution of this Agreement, the TCP Purchasers, the Celerity Group and the KSI Group shall effect a restructuring of the TCP Purchase Agreement and Second Lien Notes as follows:

                           (i) The TCP Purchasers and the other parties thereto
shall have executed and delivered an amended and restated TCP Purchase Agreement (the "Amended and Restated TCP Purchase Agreement"), which shall reflect the terms set forth in the Term Sheet opposite the caption "New 2nd Lien Notes." Pursuant to the Amended and Restated TCP Purchase Agreement the following transactions will occur:

                                    (1) the TCP Purchasers (other than the Ares
         Purchasers) will purchase from KGI (x) $29,000,000 aggregate principal amount of New Second Lien Notes (with the same priority and ranking as the existing Second Lien Notes) and (y) a strip of warrants to purchase 3.03% of the fully diluted equity of Holdings. in exchange for $16,669,027.00 and (ii) the $10,000,000 of existing Mezzanine Notes purchased pursuant to Section 2.3(c) below;

                                    (2) SVAR, SVBF and SVBF II will purchase
         from KGI a liquidation certificate with a payment amount of $833,333.33 in exchange for $125,000.00 in cash,

                                    (3) SVAR, SVBF and SVBF II will pay
         $74,676.64 for a strip of warrants equal to the amount sufficient to gross up SVAR, SVBF and SVBF II to 5/60 of 6% of the fully diluted equity of Holdings (to be calculated excluding the TCP Retained Warrants (as defined in the TCP Purchase Agreement),

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                                    (4) the Ares Purchasers will purchase from
         KGI (x) $5 million aggregate principal amount of New Second Lien Notes (with the same priority and ranking as the existing Second Lien Notes) and (y) a strip of warrants to purchase 0.5% of the fully diluted equity of Holdings in exchange for $5,000,000 in cash; and

                                    (5) the TCP Purchasers will receive
         anti-dilution protection for the warrants that they acquired in connection with their purchase of existing Second Lien Notes as set forth in the Term Sheet.

                           (ii) KSI and the other parties thereto shall have
executed a purchase option agreement in favor of the TCP Purchasers (the "TCP Purchase Option Agreement"). The purposes of the TCP Purchase Option Agreement will be, among other things, to establish the financial covenants applicable to the KSI Group on a stand-alone basis following the KSI Spin-Off and to grant to the TCP Purchasers the option to require KSI to purchase KGI's obligations outstanding under the TCP Purchase Agreement and Second Lien Notes in the event of an Event of Default (as defined in the TCP Purchase Option Agreement).

                  (c) MEZZANINE FINANCING. Contemporaneous with the execution of this Agreement, the Celerity Group and the Mezzanine Purchasers shall effect a restructuring of the Original Mezzanine Loan Facility as follows:

                           (i) (x) The Mezzanine Purchasers (other than SVAR,
SVBF and SVBF II) and KGI shall execute and deliver, against execution and delivery by the Original Mezzanine Purchasers (other than SVAR, SVBF and SVBF
II), the Assignment and Assumption Agreement (the "Assignment Agreement") pursuant to which, as described in the Term Sheet, such Mezzanine Purchasers will purchase from such Original Mezzanine Purchasers (1) $55,000,000 face amount of the Original Mezzanine Notes and (2) all the warrants associated with the Original Mezzanine Notes held by such Original Mezzanine Purchasers other than the Retained Warrants (as defined in the Assignment Agreement), for an aggregate purchase price equal to $52,868,703.64 and (y) the TCP Purchasers (other than the Ares Purchasers) and KGI shall execute and deliver the TCP Assignment and Assumption Agreement pursuant to which such TCP Purchasers will purchase from such Original Mezzanine Purchasers $10,000,000 face amount of the Original Mezzanine Notes for an aggregate purchase price equal to $12,131,296.36.

                           (ii) The Original Mezzanine Purchasers shall enter
into an abandonment agreement (the "Abandonment Agreement") as a result of which such Original Mezzanine Purchasers shall surrender and forfeit the $10,000,000 liquidation preference certificate that they previously received.

                           (iii) Subject to the receipt by the Celerity Group
and KSI of all requisite board, stockholder and creditor approvals and consents necessary to effect the Holdings Merger and the KSI Spin-Off, the Mezzanine Purchasers, Holdings and KGI (as "Borrower") shall execute and deliver the Amended and Restated Securities Purchase Agreement. As contemplated by the Amended and Restated Securities Purchase Agreement, (1) the Mezzanine Purchasers (other than SVAR, SVBF and SVBF II) will pay Holdings $2,131,296.36 for the new warrants they are to receive from Holdings and the new liquidation certificate representing

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the right to receive 55/60 of $10 million (or $9,166,667) and (2) KGI will issue amended and restated Mezzanine Notes.

                           (iv) KSI shall execute a purchase option agreement in
favor of the Mezzanine Purchasers (the "Mezzanine Purchase Option Agreement"). The purposes of the Mezzanine Purchase Option Agreement will be, among other things, to establish the financial covenants applicable to the KSI Group on a stand-alone basis following the KSI Spin-Off and to grant an option in favor of the Mezzanine Purchasers that provides for Mezzanine Purchasers to require KSI to purchase KGI's obligations outstanding under the Original Mezzanine Loan Facility in the event of an Event of Default (as defined in the Mezzanine Purchase Option Agreement).

                  (d) GUARANTEES. Concurrently with the effective time of the Holdings Merger, and with KH LLC having received a written opinion of a nationally recognized valuation firm affirming the solvency of KGI (taking into consideration and having given effect to the consummation of the transactions contemplated by Article II other than this Section 2.3(d)), which opinion is a requirement to the consummation of the financing transactions described in this
Section 2.3, KH LLC shall execute and deliver the following guarantees and pledge agreements, each of which shall remain in full force and effect until replaced by the guarantees and pledge agreements set forth in Section 3.9 of this Agreement:

                           (i) KH LLC shall execute a non-recourse guaranty in
favor of the Senior Lenders pursuant to which KH LLC shall guaranty amounts owed by KGI under the Senior Loan Facility, which shall be secured by a first priority lien on the capital stock of Holdings and KSI owned by KH LLC;

                           (ii) KH LLC shall execute a non-recourse guaranty and
related pledge agreement in favor of the TCP Purchasers pursuant to which KH LLC shall guaranty amounts owed by KGI under the Amended and Restated TCP Purchase Agreement, which shall be secured by a second priority lien on the capital stock of Holdings and KSI owned by KH LLC; and

                           (iii) KH LLC shall execute a non-recourse guaranty in
favor of the Mezzanine Purchasers pursuant to which KH LLC shall guaranty amounts owed by KGI under the Amended and Restated Securities Purchase Agreement (which guaranty shall be limited to amounts received with respect to capital stock of Holdings and KSI owned by KH LLC), subject to the prior perfected liens on such shares.

                  (e) REPAYMENT OF MARCH BRIDGE. Contemporaneous with the execution of this Agreement, Holdings shall cause Celerity to repay in full the March Bridge.

                  (f) KHC-KSI FACILITY. KGI and KSI shall enter into a loan facility that will allow KGI to make payments to KSI for working capital purposes to the extent permitted under the Credit Agreement, TCP Purchase Agreement and Amended and Restated Securities Purchase Agreement.

         SECTION 2.4 MERGER TRANSACTIONS. KH LLC, the Celerity Group and the other Parties shall take the following actions, immediately following consummation of the transactions contemplated by Section 2.3 (other than Section 2.3(d)) of this Agreement:

                  (a) INFORMATION STATEMENT. Holdings has distributed to all holders of shares of its capital stock, as well as all holders of options, warrants and other securities convertible or exchangeable for or into shares of such capital stock, a Consent Solicitation and Information Statement.

                  (b) HOLDINGS MERGER. Knight Acquisition Corp., a Delaware corporation ("Merger Sub"), shall merge with and into Holdings, with Holdings as the surviving company (the "Holdings Merger"), pursuant to the terms of that certain Agreement and Plan of Merger dated as of April 2, 2004, by and among KH LLC, Merger Sub, and Holdings (the "Merger Agreement"). The Merger Agreement shall have been adopted by holders of (1) two-thirds of the outstanding shares of Series A Preferred Stock and Series A-1 Preferred Stock of Holdings, voting together as a single series; (2) two-thirds of the outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock of Holdings, voting together as a single series; and (3) a majority of the outstanding shares of Holdings capital stock, voting together as a single class (on an as-converted to common stock basis). Persons holding at least 95% of the holders of capital stock of Holdings shall have executed and delivered, or unconditionally agreed to execute and deliver, the LLC Agreement and the Unitholders Agreement.

                  (c) CONTRIBUTION AND EXCHANGE OF INTERESTS IN KH LLC. Concurrently with the effective time of the Holdings Merger the following shall occur (collectively, "Contributions and Exchanges"):

                           (i) By virtue of the Holdings Merger and without any
further action on the part of the Celerity Group or its stockholders, the outstanding shares of Holdings capital stock shall be canceled and converted into units of KH LLC as set forth in the Merger Agreement, and each record holder of Holdings capital stock (except for any dissenting shares and shares of Holdings capital stock cancelled pursuant to the terms of the Merger Agreement) shall be admitted as a member of KH LLC on the terms set forth in the Amended and Restated LLC Agreement;

                           (ii) Pursuant to that certain letter agreement dated
as of April 2, 2004 entered into by and among KH LLC and United States Filter (the "United States Filter Exchange Agreement"), the First Seller Note shall be contributed by United States Filter to KH LLC in exchange for 1 Class C-1 Unit of KH LLC; the Second Seller Note shall be contributed by United States Filter to KH LLC in exchange for 8,333,333 Class C Units of KH LLC; and the two warrants held by United States Filter, each dated August 30, 2000 to purchase up to an aggregate of 7,150,094 shares of common stock of Holdings at $3 per share, subject to adjustment from time to time, shall be contributed by United States Filter to KH LLC in exchange for 7,150,094 Common B Units of KH LLC;

                           (iii) Pursuant to that certain letter agreement dated
as of April 2, 2004 entered into by and among KH LLC and the Capital Call Noteholders (the "Capital Call Exchange Agreement") the following shall occur:
(i) the MidOcean Note shall be contributed by

MidOcean Investors to KH LLC in exchange for 1,494,291 Class D Units of KH LLC, and the warrant dated December 10, 2002 to purchase 125,520 shares of common stock of Holdings shall be contributed by MidOcean Investors to KH LLC in exchange for 125,520 Common Units of KH LLC; (ii) the Behrman Note shall be contributed by Behrman to KH LLC in exchange for 1,272,575 Class D Units of KH LLC, and the warrant dated December 10, 2002 to purchase 106,902 shares of common stock of Holdings shall be contributed by Behrman to KH LLC in exchange for 106,902 Common Units of KH LLC; and (iii) the Strategic Note shall be contributed by Strategic to KH LLC in exchange for 10,912 Class D Units of KH LLC, and the warrant dated December 10, 2002 to purchase 911 shares of common stock of Holdings shall be contributed by Strategic to KH LLC in exchange for 911 Common Units of KH LLC;

                           (iv) Pursuant to that certain letter agreement dated
as of April 2, 2004 entered into by and among KH LLC, the TCP Purchasers and the Mezzanine Purchasers (the "TCP/Mezzanine Exchange Agreement"), each of the TCP Purchasers and Mezzanine Purchasers shall contribute to KH LLC the TCP Warrants and the Mezzanine Warrants, as applicable, in exchange for the Units of KH LLC listed in the TCP/Mezzanine Exchange Agreement;

                           (v) Pursuant to that certain letter agreement dated
as of April 2, 2004 entered into by and among KH LLC and certain holders ("Contributing Optionees") of options to purchase Holdings common stock (the "Option Exchange Agreement") the Contributing Optionees shall contribute to KH LLC certain options in exchange for the Profit Units of KH LLC listed on Exhibit B to the Option Exchange Agreement;

                           (vi) Pursuant to the Assignment Agreement, the
Original Mezzanine Purchasers (other than SVAR, SVBF and SVBF II) shall contribute the Retained Warrants to KH LLC in exchange for the agreed Units of KH LLC.

                           (vii) Each Bridge Instrumentholder shall be a party
to that certain letter agreement dated April 2, 2004 entered into by and among KH LLC and the Bridge Instrumentholders (the "Bridge Instrument Exchange Option Agreement") that will provide each holder of the KSI Bridge Instruments shall have the option to contribute the KSI Bridge Instruments to KH LLC in exchange for the Class E Units of KH LLC, as listed on Exhibit B to the Bridge Instrument Exchange Option Agreement.

                           (viii) Following the contributions to KH LLC pursuant
to the Contributions and Exchanges, KH LLC shall contribute the First Seller Note, Second Seller Note and Capital Call Notes to Holdings in exchange for shares of Series C-1 preferred stock, Series C preferred stock and Series D preferred stock, respectively, of Holdings with an aggregate liquidation value equal to the aggregate principal amount of each such note contributed to KH LLC.

                  (d) UNITHOLDERS' AGREEMENT. Concurrently with the effective time of the Holdings Merger, the members of KH LLC shall enter into a Unitholders Agreement with KH LLC, Holdings and KSI which shall govern certain restrictions on transfer, registration rights, governance and certain other matters. Upon execution of the Unitholders Agreement by the parties thereto, KH LLC shall cause the termination of the Fourth Amended and Restated Shareholders Agreement ("Shareholders Agreement").

                  (e) HOLDINGS CERTIFICATE. Effective upon the Holdings Merger, the Restated Certificate of Incorporation of Holdings amending and restating the Certificate of Incorporation of Holdings shall be filed with and become effective in the State of Delaware.

         SECTION 2.5 KGI CONTRIBUTIONS. For good and valid consideration, prior to and as a condition precedent of the KSI Spin-Off, KGI shall (1) contribute to
KSI: (a) that certain intercompany Promissory Note dated December 31, 2001 issued by KSI in favor of KGI in the aggregate principal amount of $150,000,000, and (b) the net accounts receivable owing to KGI from KSI less KGI's good faith estimate of the fair market value of the Bridge Instruments at the time the Bridge Instruments are redeemed (collectively, the "KGI Contributions"), in each case pursuant to that certain Contribution Agreement dated as of April 2, 2004, between KGI and KSI, and (2) issue a promissory note in favor of KSI in the original principal amount of $13,000,000 (the "KSI Note").

         SECTION 2.6 KSI SPIN-OFF. Immediately after the KGI Contributions and KGI's issuance of the KSI Note, KGI shall make a distribution to Holdings of the 100% equity interest in KSI owned by KGI. Promptly thereafter, Holdings shall make a distribution to KH LLC of the 100% equity interest in KSI owned by Holdings, resulting in KSI becoming a wholly-owned direct Subsidiary of KH LLC (the "KSI Spin-Off").

         SECTION 2.7 PRE-EMPTIVE RIGHTS NOTICE. In connection with certain of the transactions in the Phase I Restructuring, the stockholders of Holdings have pre-emptive rights set forth in Section 2.7 of the Shareholders Agreement to purchase their pro rata share of the Mezzanine Notes being transferred by the Original Mezzanine Purchasers together with the Mezzanine Warrants and the liquidation certificate issued in connection therewith. Promptly following consummation of the Phase I Restructuring, Holdings shall comply with Section
2.7 of the Shareholders Agreement, and MidOcean, Behrman and Gryphon agree that in the event any stockholder exercises its pre-emptive rights, then they shall agree to proportionate sell-downs among themselves of the Mezzanine Notes and associated warrants and liquidation certificate.

                                  ARTICLE III

                             PHASE II RESTRUCTURING

         SECTION 3.1 PLAN AND INTENTION. The Parties agree to use commercially reasonable efforts to take the actions set out in this Article III as promptly as practicable, but in no event later than the date on which the registration statement for the Holding IPO (the "Registration Statement") is to be declared effective by the SEC, each in accordance with the forms of agreement attached hereto or, if no such form is attached, substantially in accordance with the relevant terms of the Term Sheet, as specified below. The Parties shall in good faith cooperate to complete the negotiation and preparation of the agreements and transactions identified in Article III (it being understood among the Parties that no fees or other charges shall be incurred by the Celerity Group or KSI Group with respect to the Phase II Restructuring other than actual expenses or as set forth in the Term Sheet).

         SECTION 3.2 FILING OF REGISTRATION STATEMENT. Holdings shall use its reasonable best efforts to prepare and file the Registration Statement on Form S-1 with the SEC with respect to the Holdings IPO as soon as reasonably practicable following completion of the transactions described in the Phase I Restructuring and completion by Ernst & Young of the audited financial statements required by Regulation S-K to be included in the Registration Statement. Holdings and each other member of the Celerity Group shall use their respective best efforts to respond as promptly as reasonably practicable to comments raised by the SEC to the Registration Statement, and to file such amendments as are necessary to cause the Registration Statement to be declared effective by the SEC. It is the intention of the Parties that Holdings will seek to have the Registration Statement declared effective no later than June 30, 2004, it being understood by the Parties that the consummation and timing of the Holdings IPO is subject to conditions outside the control of the Parties.

         SECTION 3.3 CELERITY MERGER. Assuming that all conditions as may be set forth in the underwriting agreement in respect to the Holdings IPO have been satisfied (other than the condition set forth in this Section 3.3), then immediately prior to closing of the Holdings IPO, Celerity shall merge with and into KGI, with KGI as the surviving entity (it being understood that at any time following the execution of this Agreement but prior to the closing of the Holding IPO Chempure shall merge with and into Celerity, with Celerity as the surviving entity). Immediately thereafter, KGI shall merge with and into Holdings, with Holdings as the surviving entity. (The merger transactions referred to in the foregoing two sentences shall be referred to hereinafter as the "Celerity Merger.") Upon consummation of the Celerity Merger, all remaining debt obligations of KGI shall be assigned to and assumed by Holdings by operation of law and Holdings shall become the "Borrower" of such obligations.

         SECTION 3.4 USE OF PROCEEDS. Holdings shall apply the proceeds from the Holdings IPO to pay in full amounts outstanding under the Senior Loan Facility, to reduce the outstanding amount of other indebtedness of the Celerity Group, to repay the KSI Note and to provide capital to the Celerity Group, as described in the Term Sheet under the caption "Uses of IPO Proceeds."

         SECTION 3.5 SUPPORT AGREEMENT. Following effectiveness of the Registration Statement but prior to entering into the agreements described in
Section 3.6, KH LLC shall enter into the KSI Support Agreement on the terms described in the Term Sheet opposite the caption "Support Agreement."

         SECTION 3.6 RESTRUCTURING OF INDEBTEDNESS. Contemporaneous with the closing of the Holdings IPO and use of the proceeds therefrom in accordance with
Section 3.4, the TCP Purchasers, the Mezzanine Purchasers, KSI and KGI will enter into the following agreements, pursuant to which KSI will assume certain indebtedness of Holdings in consideration for the receipt of certain common stock of Holdings, and Holdings will be released from any obligations in respect of such assumed indebtedness:

                  (a) KSI MEZZANINE PURCHASE AGREEMENT. KSI shall execute a Purchase Agreement in favor of the Mezzanine Purchasers (the "KSI Mezzanine Purchase Agreement") that provides for the rights, terms and conditions set forth in the Term Sheet opposite the caption "Post-IPO KSI" including the following:

                           (i) assumption by KSI of Holdings' obligations to pay
the Mezzanine Purchasers the Mezzanine1 Loans amounts and amounts payable under the liquidation certificates;

                           (ii) issuance by KSI of (a) new promissory notes in
favor of the Mezzanine Purchasers to evidence the assumed Mezzanine1 Loans and
(b) new liquidation certificates to evidence the assumed liquidation certificates;

                           (iii) Mezzanine Purchasers' consent to (a)
establishment of a revolving credit facility by KSI in an amount not to exceed the amount specified in the Term Sheet (the "New KSI Revolver"), which shall be on terms that are reasonably acceptable to the Mezzanine Purchasers, and (b) if net proceeds of the Holdings IPO were equal to or greater than $193,000,000, application of $13,000,000 of such net proceeds to be applied by KGI toward repayment of the KSI Note; and

                           (iv) new independent set of financial covenants,
including (1) minimum EBITDA; (2) total leverage; (3) fixed charge coverage; and
(4) minimum worldwide cash plus unused revolver subject to a borrowing base of no less than $15 million.

The amounts set forth in this Section 3.6(a) assume the Holdings IPO will yield $203,000,000 of net proceeds, and if the net proceeds are more or less than this amount, then the amounts above are subject to change as set forth in the Term Sheet.

                  (b) KSI GROUP'S TCP PURCHASE AGREEMENT. KSI shall execute a new Purchase Agreement (the "KSI TCP Purchase Agreement") in favor of the TCP Purchasers that shall provide for the rights, terms and conditions set forth in the Term Sheet opposite the caption "Post-IPO KSI" including the following:

                           (i) assumption by KSI of Holdings' obligations to pay
the $50,000,000 TCP1 Notes, secured by a continuing security interests in all assets of KSI;

                           (ii) issuance of new promissory notes by KSI in favor
of the TCP Purchasers in an aggregate original principal amount of $50,000,000, to evidence the notes issued on exchange of the TCP1 Notes;

                           (iii) the TCP Purchasers' consent to (a)
establishment of the New KSI Revolver, which shall be on terms that are reasonably acceptable to the TCP Purchasers, and (b) if net proceeds of the Holdings IPO were equal to or greater than $193,000,000, application of $13,000,000 of such net proceeds to be applied by KGI toward repayment of the KSI Note; and

                           (iv) new independent set of financial covenants,
including (1) minimum EBITDA; (2) total leverage; (3) senior leverage; (4) fixed charge coverage; and (5) minimum worldwide cash plus unused revolver subject to a borrowing base of no less than $15 million.

The amounts set forth in this Section 3.6(b) assume the Holdings IPO will yield $203,000,000 of net proceeds, and if the net proceeds are more or less than this amount, then the amounts above are subject to change as set forth in the Term Sheet.

                  (c) MODIFICATION OF KGI INDEBTEDNESS. Celerity, KGI, the Mezzanine Purchasers and the TCP Purchasers shall cooperate in good faith to amend the Amended and Restated TCP Purchase Agreement and Amended and Restated Securities Purchase Agreement on terms reasonably acceptable to them to provide for the rights, terms and conditions consistent with those set forth in the Term Sheet opposite the caption "Post-IPO" for Holdings.

                  (d) ISSUANCE OF HOLDINGS' COMMON STOCK. Contemporaneous with the consummation of the Holdings IPO, Holdings shall issue to KSI Holdings common stock with a fair market value (based on the price per share set forth in the prospectus) equal to $65,000,000 in consideration for KSI's assumption of $65,000,000 of certain liabilities of the Celerity Group, including the TCP1 Notes and the Mezzanine1 Notes. The Celerity Group and the KSI Group shall structure the issuance of stock and assumption of liabilities as a taxable purchase of Holdings' common stock by KSI in exchange for KSI's assumption of $65,000,000 of certain liabilities of the Celerity Group, including the TCP1 Notes and Mezzanine1 Notes. The amounts set forth in this Section 3.6(d) assume the Holdings IPO will yield $203,000,000 of net proceeds, and if the net proceeds are more or less than this amount, then the amounts above are subject to change as set forth in the Term Sheet.

                  (e) REDEMPTION OF THE BRIDGE INSTRUMENTS. One day prior to the consummation of the Holdings IPO, KGI shall redeem from KSI and cancel all of the Bridge Instruments held by KSI in exchange for an amount of the net intercompany payables owing from KSI to KGI equal in fair value to the Bridge Instruments redeemed and canceled. The Celerity Group and the KSI Group intend to structure the redemption of the Bridge Instruments as a redemption of stock by KGI for its fair value within the meaning of Section 317(b) of the Internal Revenue Code of 1986, as amended.

         SECTION 3.7 NEW REVOLVING FACILITIES. Simultaneous with the consummation of the Holdings IPO, KSI shall establish the New KSI Revolver and Holdings will establish a revolving credit facility in an amount not to exceed the amount specified in the Term Sheet (the "New Holdings Revolver"). KSI and Holdings shall use commercially reasonable efforts to cause each of the New KSI Revolver and the New Holdings Revolver, respectively, to have the borrowing capacity specified therefor in the Term Sheet. (The consents required to implement these facilities are provided in Section 3.6(a)(iii) and Section 3.6(b)(iii) above.)

         SECTION 3.8 CANCELLATION OF THE PURCHASE OPTION AGREEMENTS. Upon consummation of the Holdings IPO and the agreements described in Section 3.6 and repayment of the Senior Loan Facility as contemplated in Section 3.4, the Senior Bank Purchase Option Agreement, the TCP Purchase Option Agreement and the Mezzanine Purchase Option Agreement shall become void and of no further force and effect.

         SECTION 3.9 GUARANTEES BY KH LLC. Upon receipt by KH LLC of a written opinion of a nationally recognized valuation firm affirming the solvency of Holdings and KSI (taking into consideration and having given effect to, the consummation of the transactions contemplated by this Article III, other than this Section 3.9), each of the Guarantees described in Section 2.3(d) shall be cancelled and contemporaneous therewith KH LLC shall execute and deliver the following, to be effective concurrently with execution and delivery of the agreements contemplated by Section 3.6(a) and Section 3.6(b):

                  (a) KH LLC shall execute a non-recourse guaranty in favor of the lenders under the KSI TCP Purchase Agreement and KSI Mezzanine Purchase Agreement in respect of amounts owed by KSI to such parties. KH LLC shall pledge a first priority lien on the shares of Holdings owned by KH LLC in favor of the TCP Purchasers and a second priority lien on such Holdings shares in favor of the purchasers under the KSI Mezzanine Purchase Agreement, such common stock to be subject to standard underwriters' lockup provisions. Such guaranty and pledge will be on terms consistent with those set forth in the Term Sheet.

                  (b) KH LLC shall execute a non-recourse guaranty in favor of the lenders under the New KSI Revolver, the lenders under the KSI TCP Purchase Agreement and the lenders under the KSI Mezzanine Purchase Agreement. KH LLC shall pledge a first priority lien on the shares of KSI owned by KH LLC in favor of the lenders under the New KSI Revolver, a second priority lien on such KSI shares in favor of the purchasers under the KSI TCP Purchase Agreement and a third priority lien on such shares in favor of the purchasers under the KSI Mezzanine Purchaser Agreement. Such guaranty and pledge will be on terms consistent with those set forth in the Term Sheet.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Each Party, as to itself, represents and warrants, as of the date hereof to each other Party as follows:

         SECTION 4.1 ORGANIZATION; POWERS. Such Party is duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and, where applicable, is in good standing in, every jurisdiction where such qualification is required.

         SECTION 4.2 AUTHORIZATION; ENFORCEABILITY. The Transactions to be performed by such Party are within such Party's corporate powers and have been duly authorized by all necessary corporate and shareholder action. This Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 4.3 GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions to be performed by such Party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, and (ii) those that the failure to have or obtain will not have a material adverse effect on the business condition, assets, operations or financial performance of such Party, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Party or any order of any Governmental

Authority having jurisdiction, and (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Party or its assets. The Parties will endeavor to obtain all third-party consents required for any of the Transactions.

         SECTION 4.4 COMPLIANCE WITH LAWS AND AGREEMENTS. Such Party is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not have a material adverse effect in respect on the business condition, assets, operations or financial performance of such Party.

                                   ARTICLE V

                                    COVENANTS

         As an inducement to each of the Parties to enter into this Agreement, each of the Parties covenants to all of the other Parties as follows:

         SECTION 5.1 EXECUTED COUNTERPARTS. Each Party will deliver to the others a counterpart of this Agreement and each other agreement contemplated by the Phase I Restructuring, and agrees that upon reaching a definitive agreement negotiated pursuant to Section 2.1 of this Agreement to deliver to the others a counterpart of each such definitive agreement contemplated by the Phase II Restructuring (each such agreement, a "Restructuring Document"), to which such other Party is intended to be a party signed on behalf of such other Party or satisfactory written evidence (which may include a fax transmission of signed signature pages) that such other Party has signed a counterpart of this Agreement and each other Transaction Document, in any case notarized as necessary.

         SECTION 5.2 ORGANIZATIONAL DOCUMENTS. The Parties will use their respective best efforts to obtain such documents and certificates as may be reasonably requested relating to satisfactory evidence of all governmental filings and approvals required to effect the Restructuring.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 FURTHER ASSURANCES. Each Party hereby agrees that to the extent that this Agreement (including the Term Sheet) contemplate an agreement that cannot be consummated pursuant to one or more of the definitive agreements referenced herein, then the Parties shall in good faith negotiate with the other Parties in an effort to reach agreement on and enter into such other agreements (each, a "Substitute Agreement") that may be required to effectuate the terms of this Agreement (including the Term Sheet); provided, however, that no Party shall be obligated to enter into a Substitute Agreement that contains any terms or provisions that are less favorable to such Party in any material respect than the agreement that such Substitute Agreement is intended to replace or that is otherwise inconsistent with the terms of this Agreement and the Term Sheet.

         SECTION 6.2 EXPENSES; NO INDEMNIFICATION. Except as may be expressly agreed in the other Transaction Documents, Celerity Group shall be responsible for any and all out-of-pocket expenses, fees, charges, disbursements of any counsel and any other costs it, any of its agents or any other Party incurs in connection with the negotiation, execution and delivery of this Agreement and the other Transaction Documents.

         SECTION 6.3 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different Parties on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by all Parties listed on the signature pages hereto, and thereafter shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 6.4 HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 6.5 AMENDMENT. None of the terms or provisions of this Agreement may be amended, supplemented or otherwise modified without the consent of each of the Parties.

         SECTION 6.6 FULL AND COMPLETE AGREEMENT. Subject to Section 2.1, this Agreement together with the Exhibits attached hereto and the other Transaction Documents represent the complete understanding between the parties, supersedes any and all agreements and understandings, whether oral or written and may not be modified, altered, changed, or waived, in whole or in part, except upon written consent of the parties.

                                  [END OF PAGE]

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    KH LLC,

                                    a Delaware limited liability company

                                    By: /s/ John Goodman
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________


                                    CELERITY GROUP, INC.,
                                    a Delaware corporation

                                    By: /s/ John Goodman
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    KINETICS GROUP, INC.,
                                    a Delaware corporation

                                    By:  /s/ John Goodman
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    CELERITY GROUP, INC.,
                                    a California corporation

                                    By:  /s/ John Goodman
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    KINETICS CHEMPURE SYSTEMS, INC.,
                                    an Arizona corporation

                                    By:  /s/ John Goodman
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    FTS SYSTEMS, INC.
                                    a New York corporation

                                    By: /s/ John R. Ferron
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    KINETIC SYSTEMS, INC.,
                                    a California corporation

                                    By:  /s/ John R. Ferron
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    KINETIC SYSTEMS CARIBE, INC.,
                                    a Delaware corporation

                                    By: /s/ John R. Ferron
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    KINETIC SYSTEMS INTERNATIONAL, INC.,
                                    a California corporation

                                    By:  /s/ John R. Ferron
                                        ________________________________________
                                    Name:
                                         _______________________________________
                                    Its:
                                        ________________________________________

                                    BEHRMAN CAPITAL III, L.P.

                                    By:  Behrman Brothers III, LLC
                                    Its: General Partner

                                    By: /s/ William Matthes
                                        ________________________________________
                                    Name:   William Matthes
                                    Title: Managing Member

                                    STRATEGIC ENTREPRENEUR FUND III, L.P.

                                    By: /s/ William Matthes
                                        ________________________________________
                                    Name:   William Matthes
                                    Title: General Partner

                                    MIDOCEAN CAPITAL INVESTORS, LP

                                    By:   MidOcean Capital Partners, LP
                                    Its:  General partner

                                    By: /s/ Frank Schiff
                                        ________________________________________
                                    Name:
                                    Title:

                                    MIDOCEAN CELERITY INVESTMENT PARTNERS, LP

                                    By:  MidOcean Celerity Holdings, LLC
                                    Its: General partner

                                    By: /s/ Frank Schiff
                                        ________________________________________
                                    Name:
                                    Title:

                                    GRYPHON PARTNERS II, L.P.,
                                    a Delaware limited partnership

                                    By:  Gryphon GenPar II, L.L.C.,
                                    a Delaware limited partnership
                                    Its:  General Partner

                                    By: /s/ Jeffrey L. Ott
                                        _______________________________________
                                    Name:   Jeffrey L. Ott
                                    Title: Member and Principal

                                    GRYPHON PARTNERS II-A, L.P.,
                                    a Delaware limited partnership

                                    By:  Gryphon GenPar II, L.L.C.,
                                    a Delaware limited partnership
                                    Its:  General Partner

                                    By: /s/ Jeffrey L. Ott
                                        ________________________________________
                                    Name:   Jeffrey L. Ott
                                    Title: Member and Principal

                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: /s/ Richard E. Spencer, II
                                       _________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES CORPORATE OPPORTUNITIES FUND, L.P.

                                    By:  ACOF Management, L.P.
                                    Its: General Partner

                                    By:  ACOF Operating Manager, L.P.
                                    Its: General Partner

                                    By:  Ares Management, Inc.
                                    Its: General Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES LEVERAGED INVESTMENT FUND II, L.P.

                                    By:  ARES Management II, L.P.
                                    Its: General Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES TOTAL VALUE FUND, L.P.

                                    By:  Ares Total Value Management LLC
                                    Its: General Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES III CLO, LTD.

                                    By:  ARES CLO Management LLC
                                    Its: Investment Manager

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES IV CLO, LTD.

                                    By:  Ares CLO Management IV, L.P.
                                    Its: Investment Manager

                                    By:  Ares CLO GP IV, LLC
                                    Its: Managing Member

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES VII CLO LTD.

                                    By:  Ares CLO Management VII, L.P.,
                                    Its: Investment Manager

                                    By:  Ares CLO GP VII, LLC,
                                    Its: General Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

                                    ARES VIII CLO LTD.

                                    By:  Ares CLO Management VIII, L.P.,
                                    Its: Investment Manager

                                    By:  Ares CLO GP VIII, LLC,
                                    Its: General Partner

                                    By:_________________________________________
                                    Name:_______________________________________
                                    Its:________________________________________

TCP ENTITIES

                               TENNENBAUM CAPITAL PARTNERS, LLC, AS AGENT

                                 By:  TENNENBAUM & CO., LLC
                                 Its: Managing Member

                               SPECIAL VALUE ABSOLUTE RETURN FUND,
                                 LLC, as Purchaser
                                 By:  SVAR/MM, LLC
                                 Its: Managing Member

                                 By:  TENNENBAUM CAPITAL PARTNERS, LLC
                                 Its: Managing Member

                                 By:  TENNENBAUM & CO., LLC
                                 Its: Managing Member

                               SPECIAL VALUE BOND FUND, LLC,

                                 By: SVIM/MSM, LLC

                                 Its: Manager

                                 By:  TENNENBAUM & CO., LLC
                                 Its: Managing Member

                               SPECIAL VALUE BOND FUND II, LLC,

                                 By:  SVIM/MSM II, LLC
                                 Its: Managing Member

                                 By:  TENNENBAUM & CO., LLC
                                 Its: Managing Member

                               J.B. FUQUA FAMILY CHARITABLE LEAD
                                 ANNUITY TRUST - 2000

                                 By:  TENNENBAUM CAPITAL PARTNERS, LLC
                                 Its: Investment Manager

                                 By:  TENNENBAUM & CO., LLC
                                 Its: Managing Member

                                 Each of the above by: /s/ Michael Tennenbaum
                                                       _________________________
                                 Name:_______________________
                                 Title:______________________

                                 Address for Notices:
                                 11100 Santa Monica Blvd.
                                 Suite 210
                                 Los Angeles, CA 90025
                                 Attention:  David A. Hollander